Exhibit 21.1

SUBSIDIARIES

Name	Jurisdiction of Organization
Industrial Property Operating Partnership LP	Delaware
IPT Property Management LLC	Delaware
IPT Real Estate Holdco LLC	Delaware
Build-To-Core C-Corp.	Delaware
Build-To-Core Industrial Partnership I Dallas Distribution Portfolio Holdco LLC	Delaware
Build-To-Core Industrial Partnership I Kent Valley Holdco LLC	Delaware
Build-To-Core Industrial Partnership I LP	Delaware
Build-To-Core Industrial Partnership I NJ 7A Holdco LLC	Delaware
Build-To-Core Industrial Partnership I NJ Piscataway
Holdco LLC	Delaware
Build-to-Core Industrial Partnership I PA Holdco LLC	Delaware
Build-To-Core Industrial Partnership I Peachtree DC Holdco LLC	Delaware
Build-To-Core Industrial Partnership I SoCal Holdco LLC	Delaware
IPT 7A DC LLC	Delaware
IPT 8A DC LLC	Delaware
IPT 8A DC II LLC	Delaware
IPT Acquisitions LLC	Delaware
IPT Auburn IC LLC	Delaware
IPT Bayport DC GP LLC	Delaware
IPT Bayport DC LP	Delaware
IPT Bolingbrook IC LLC	Delaware
IPT BTC I GP LLC	Delaware
IPT BTC I LP LLC	Delaware
IPT Cabot BC LLC
IPT CentrePort DC GP LLC	Delaware
IPT CentrePort DC LP	Delaware
IPT Century DC GP LLC	Delaware
IPT Century DC LP	Delaware
IPT Clackamas DC LLC	Delaware
IPT Corridor IC II LLC	Delaware
IPT Corridor IC LLC	Delaware
IPT Dallas Distribution Land GP LLC	Delaware
IPT Dallas Distribution Land LP	Delaware
IPT Dallas Distribution Portfolio GP LLC	Delaware
IPT Dallas Distribution Portfolio LP	Delaware
IPT Dorsey Run DC LLC	Delaware
IPT Drew Court CC LLC	Delaware
IPT GSW DC GP LLC	Delaware
IPT GSW DC LP	Delaware
IPT Iron Run DC II LLC	Delaware
IPT Iron Run DC LLC	Delaware
IPT Lehigh Valley CC LLC	Delaware
IPT LOC Lender LLC	Delaware
IPT Meadows DC LLC	Delaware
IPT Mechanicsburg DC LLC	Delaware
IPT Medley DC LLC	Delaware
IPT Mesa DC LLC	Delaware
IPT Newark DC LLC	Delaware
IPT Normal Junction CC LLC	Delaware
IPT O’Hare DC LLC	Delaware
IPT Oakesdale CC LLC	Delaware
IPT Ocean Ranch DC GP LLC	Delaware
IPT Ocean Ranch DC LP	Delaware
IPT Palm Beach CC LLC	Delaware
IPT Peachtree DC LLC	Delaware

Name	Jurisdiction of Organization
IPT Piscataway DC LLC	Delaware
IPT Portland IC LLC	Delaware
IPT Rialto DC GP LLC	Delaware
IPT Rialto DC LP	Delaware
IPT Richmond DC GP LLC	Delaware
IPT Richmond DC II GP LLC	Delaware
IPT Richmond DC II LP	Delaware
IPT Richmond DC LP	Delaware
IPT Tacoma CC LLC	Delaware
IPT Totowa CC LCC	Delaware
IPT Tuscany IC GP LLC	Delaware
IPT Tuscany IC LP	Delaware
IPT West Valley DC II LLC	Delaware
IPT West Valley DC III LLC	Delaware
IPT West Valley DC LLC	Delaware
IPT Windham IC LLC	Delaware